Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

Note 16 Related Party Transactions

SportsHub Games Network (“Affiliate”) owns approximately 40% of the outstanding ordinary shares of the Company. The Affiliate has historically paid direct expenses incurred by the Company’s subsidiary, STI, which includes salaries and related expense for the employees of STI. The Affiliate collects cash on behalf of the STI’s revenue generating activities. The excess of revenue collected by the Affiliate over the expenses paid by the Affiliate is recorded as a distribution to the Affiliate. Distribution per share has been excluded from disclosure within the consolidated statement of shareholders’ equity as only the Affiliate received the distribution. The Company has generated a payable to the Affiliate for expenses paid on behalf of STI in excess of cash collected by the Affiliate on behalf of STI’s revenue generating activities, which is recorded in Due to Affiliate in the consolidated balance sheet.

Alpha Capital Anstalt (“Alpha”) is an investor in the Company, which owns ordinary shares, Series A-1 preferred stock, Series B preferred stock, regular warrants and prefunded warrants. Alpha has a voting interest in the Company of less than 10%, but has an ownership interest in the Company that exceeds 10%. The Company has entered into financing arrangements with Alpha, as disclosed in Notes 7 and 8 to the consolidated financial statements.

The Company uses Hays Companies (“Hays”) as an insurance broker. Hays is considered a related party as an executive of Hays serves on the board of directors for the Company. The Company paid $728,986, $18,330 and $24,357 for the years ending December 31, 2021, 2020 and 2019, respectively for insurance coverage brokered by Hays. The Company’s director earned no commissions for the placement of these policies.

The Company leases office space in Canton, Connecticut from CJEM, LLC (CJEM), which is owned by an executive of the Company. The Company paid rent expense of $38,400 in years ending December 31, 2021, 2020 and 2019 related to this lease.

In June 2020, an investor contributed $550,000 to the Company in exchange for a convertible promissory note (“note”) to purchase SharpLink, Inc. common stock and joined the Company in an executive role. The note had a voluntary conversion feature into SharpLink, Inc. common stock during the term of the note and a mandatory conversion feature at maturity, June 30, 2021. The voluntary and mandatory conversion features converted the note into SharpLink, Inc. common stock at a price of $2.00 per share. The executive contributed an additional $200,000 in October 2020 in exchange a convertible promissory note to purchase SharpLink, Inc. common stock with the same terms. In November 2020 the executive resigned from the Company and the Company repaid the investor $750,000, which represents the total investment. Proceeds received from the issuance of the notes were recorded as prepaid stock purchases in Additional Paid-In Capital. The repayment of the notes was recorded as reduction to Additional Paid-In Capital.